SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

September 9, 2004

DYNEGY INC.

(Exact name of registrant as specified in its charter)

Illinois	1-15659	74-2928353
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Louisiana, Suite 5800

Houston, Texas 77002

(Address of principal executive offices including Zip Code)

(713) 507-6400

(Registrant’s telephone number, including area code)

N.A.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

Dynegy Inc. is participating in the Lehman Brothers CEO Energy/Power Conference on September 7-9, 2004. Copies of the slides to be presented at this conference by Bruce A. Williamson, Chairman, President and Chief Executive Officer of Dynegy Inc., on September 9, 2004, are furnished herewith as Exhibit 99.1. Further, this slide presentation contains statements intended as “forward-looking statements” which are subject to the cautionary statement about forward-looking statements set forth therein.

These slides are not being “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired: Not applicable

(b) Pro Forma Financial Information: Not applicable

(c) Exhibits:

Exhibit No.	Document

99.1	Dynegy Inc. slide presentation to investors and analysts at the Lehman Brothers CEO Energy/Power Conference to be held in New York, New York on September 7-9, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNEGY INC.
(Registrant)

Dated: September 9, 2004	By:	/s/ GERALD W. CLANTON
	Name:	Gerald W. Clanton
	Title:	Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Document

99.1	Dynegy Inc. slide presentation to investors and analysts at the Lehman Brothers CEO Energy/Power Conference to be held in New York, New York on September 7-9, 2004.